UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549


                    AMENDMENT NO. 1 TO

                           FORM 8-K

                       CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                        ACT OF 1934

Date of report (Date of earliest event reported) July 1, 1997

              RIDGEWOOD ELECTRIC POWER TRUST IV
     (Exact name of Registrant as Specified in Charter)

Delaware               0-25430                22-3324608
(State or other    (Commission               (IRS Employer
 jurisdiction        file number)           Identification
 of incorporation)                             Number)

     947 Linwood Avenue, Ridgewood, New Jersey 07450-2939
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (201) 447-
9000

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

      No historical or pro forma financial statements are required under Regulation S-X.

     (c) Exhibits. The exhibits will be filed in electronic format by amendment.

Exhibit No.    Item
   2.A. Agreement to Purchase Membership Interests, dated as of June 11, 1997, by and between Ridgewood Maine, L.L.C.
and Indeck Maine Energy, L.L.C. Exhibits and schedules, as listed below, are omitted.

          Schedule 4.1.    Existing Members
          Schedule 4.5.    Governmental Consents and Notices
          Schedule 4.6.    Additional Consents and Notices
          Schedule 5.3.1.  Real Property Rights
          Schedule 5.3.2.  Title to Seller Assets
          Schedule 5.4.    Project Documents
          Schedule 5.6.    Project Permits
          Schedule 5.7.    General Legal Compliance
          Schedule 5.8.    Environmental Legal Compliance
          Schedule 5.9.    Insurance
          Exhibit  A       Form of Consent and Guaranty
                           Agreement
          Exhibit B        Form of Amended and Restated
                           Operating Agreement (see
                           Exhibit 2.B.)
          Exhibit C        Form of First Amendment to System
                           Operating and Maintenance
                           Agreement

    2.B.  Amended and Restated Operating Agreement of
Indeck Maine Energy, L.L.C., dated as of June 11, 1997.
The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to these exhibits to the Commission upon request.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                         RIDGEWOOD ELECTRIC POWER TRUST IV
                         By: /s/ Martin V. Quinn
                                 Martin V. Quinn, Senior Vice
                              President and Chief Financial
                              Officer